SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the [_]

Registrant

Check the appropriate box:

[X]       Preliminary Proxy Statement

[_]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]       Definitive Proxy Statement

[_]       Definitive Additional Materials

[_]       Soliciting Materials under Rule 14a-12

BNY Mellon Variable Investment Fund
BNY Mellon Appreciation Fund, Inc.
BNY Mellon Worldwide Growth Fund, Inc.
BNY Mellon Investment Funds IV, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]       No fee required.

[_]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)       Title of each class of securities to which transaction applies:

(2)       Aggregate number of securities to which transaction applies:

(3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)       Proposed maximum aggregate value of transaction:

(5)       Total Fee Paid:

[_]        Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)       Amount Previously Paid:

(2)       Form, Schedule or Registration Statement No.:

(3)       Filing Party:

(4)       Date Filed:

BNY Mellon Funds Sub-advised by Fayez Sarofim & Co.

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, New York 10286

1-800-373-9387

www.im.bnymellon.com

August [__], 2022

Dear Shareholder:

Enclosed are a Notice and a Joint Proxy Statement concerning a Special Joint Meeting of Shareholders (the "Special Meeting") of BNY Mellon Appreciation Fund, Inc., BNY Mellon Tax Managed Growth Fund, Appreciation Portfolio and BNY Mellon Worldwide Growth Fund, Inc. (each, a "Fund"). At the Special Meeting, shareholders of each Fund will be asked to approve a new sub-investment advisory agreement (the "New Sub-Advisory Agreement") with Fayez Sarofim & Co. ("Sarofim & Co.") for their Fund, as described in the Joint Proxy Statement. Sarofim & Co. currently serves as each Fund's sub-adviser pursuant to an interim sub-investment advisory agreement (the "Interim Sub-Advisory Agreement") with the Fund, with respect to BNY Mellon Appreciation Fund, Inc. and Appreciation Portfolio, or with the Fund's investment adviser, BNY Mellon Investment Adviser, Inc. ("BNYM Adviser"), with respect to BNY Mellon Tax Managed Growth Fund and BNY Mellon Worldwide Growth Fund, Inc., effective May 28, 2022 (the "Effective Date"). Sarofim & Co. has served as each Fund's sub-adviser since the Fund's inception.

Fayez Sarofim, the founder and controlling shareholder of Sarofim & Co., passed away on May 28, 2022. Mr. Sarofim's passing caused a "change in control" of Sarofim & Co. which triggered an assignment and automatic termination of the Funds' then-existing sub-investment advisory agreements with Sarofim & Co. (the "Prior Sub-Advisory Agreements"), pursuant to their terms and the applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). To enable Sarofim & Co. to continue to provide sub-investment advisory services to the Funds after the Effective Date, the relevant Fund's Board (the "Board") approved the Interim Sub-Advisory Agreement, which did not require shareholder approval before it went into effect on the Effective Date, and the New Sub-Advisory Agreement, which requires approval by a majority of the relevant Fund's outstanding voting securities before it can go into effect. As to each Fund, as required under the 1940 Act, the Interim Sub-Advisory Agreement expires upon the earlier of 150 days after the Effective Date or upon shareholder approval and effectiveness of the New Sub-Advisory Agreement. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Sub-Advisory Agreements in order to ensure that Sarofim & Co. can provide uninterrupted service as sub-adviser to the Funds.

There will be no increase in the advisory fee payable by a Fund to BNYM Adviser and the sub-advisory fee payable by the Fund to Sarofim & Co., with respect to BNY Mellon Appreciation Fund, Inc. and Appreciation Portfolio, or payable by BNYM Adviser to Sarofim & Co., with respect to BNY Mellon Tax Managed Growth Fund and BNY Mellon Worldwide Growth Fund, Inc., under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement will be the same as that payable to Sarofim & Co. under the respective Prior Sub-Advisory Agreement for such Fund. As to each Fund, the New Sub-Advisory Agreement is substantially similar in material respects to the Prior Sub-Advisory Agreement and the Fund's investment strategy, management policies and portfolio managers (with the exception of Mr. Fayez Sarofim) will not change in connection with the implementation of the New Sub-Advisory Agreement.

After careful review, as to each Fund, the Board has unanimously approved the New Sub-Advisory Agreement, subject to shareholder approval. The Board recommends that you read the enclosed materials carefully and then vote to approve the New Sub-Advisory Agreement for your Fund.

Your vote is extremely important, no matter how large or small your Fund holdings. By voting promptly, you can help avoid follow-up letters and calls. If you own shares of more than one of the Funds on the record date for the meeting, please note that each Fund has a separate proxy card. You should vote one for each Fund in which you own shares.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.
•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. Any shareholder who attends the meeting virtually may vote by Internet during the meeting.

Due to the public health and safety concerns regarding COVID-19, and to support the health and well-being of the Funds' shareholders, officers and others, the meeting will be conducted over the Internet in a virtual meeting format only. However, we intend to monitor the recommendations of public health officials and governmental restrictions, and if we decide it is appropriate to hold the meeting in person, we will make an announcement in the manner discussed in the proxy materials.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares by Internet during the meeting. Whichever voting method you choose, please take the time to read the full text of the Joint Proxy Statement before you vote. If you have any questions before you vote, please call (866) 796-7181.

Thank you for your response and for your continued investment with the Fund(s).

Sincerely,

David DiPetrillo
President

BNY Mellon Family of Funds

Appreciation Portfolio

BNY Mellon Appreciation Fund, Inc.

BNY Mellon Tax Managed Growth Fund

BNY Mellon Worldwide Growth Fund, Inc.

______________________________________________

Notice of Special Joint Meeting of Shareholders

To Be Held on October 4, 2022

______________________________________________

To the Shareholders:

A Special Joint Meeting of Shareholders (the "Meeting") of each fund listed above (each, a "Fund") will be held over the Internet in a virtual meeting format only on Tuesday, October 4, 2022 at 10:00 a.m., Eastern Time, for the following purposes:

1a.	With respect to each of BNY Mellon Appreciation Fund, Inc. and Appreciation Portfolio, to approve a new sub-investment advisory agreement between the Fund* and Fayez Sarofim & Co.;
1b.	With respect to each of BNY Mellon Tax Managed Growth Fund and BNY Mellon Worldwide Growth Fund, Inc., to approve a new sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc., on behalf of the Fund, and Fayez Sarofim & Co.; and

2.	To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

Due to the public health and safety concerns regarding COVID-19, and to support the health and well-being of the Funds' shareholders, officers and others, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. However, we intend to monitor the recommendations of public health officials and governmental restrictions, and if we decide it is appropriate to hold the Meeting in person, we will make an announcement in the manner noted below.

Shareholders of record at the close of business on August 11, 2022 will be entitled to receive notice of and to vote at the Meeting.

To participate in the Meeting, you must request the Meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address, your control number found on your enclosed proxy card, your intent to attend the virtual Meeting and "[Name of Fund]" in the subject line. The Meeting will begin promptly at 10:00 a.m., Eastern Time, on Tuesday, October 4, 2022. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to attendameeting@astfinancial.com. You may also forward proof of ownership from your intermediary or attach an image of your legal proxy to attendameeting@astfinancial.com. Requests for registration should be received no later than 12:00 p.m., Eastern Time, on Friday, September 30, 2022. You will receive a confirmation email from attendameeting@astfinancial.com of your registration and control number that will allow you to vote at the Meeting.

PLEASE NOTE: If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp. We encourage you to check the website prior to the meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Boards,

James Bitetto

Secretary

New York, New York August [__], 2022

___________________

* Appreciation Portfolio is a series of BNY Mellon Variable Investment Fund (the "Trust") and the new sub-investment advisory agreement is between the Trust, on behalf of Appreciation Portfolio, and Fayez Sarofim & Co.

WE NEED YOUR PROXY VOTE.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE YOUR FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Appreciation Portfolio

BNY Mellon Appreciation Fund, Inc.

BNY Mellon Tax Managed Growth Fund

BNY Mellon Worldwide Growth Fund, Inc.

JOINT PROXY STATEMENT

Special Joint Meeting of Shareholders
to be held on Tuesday, October 4, 2022

This Joint Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors/Trustees (the "Board") of each of BNY Mellon Appreciation Fund, Inc. (the "Appreciation Fund"), BNY Mellon Investment Funds IV, Inc. (the "Company"), on behalf of BNY Mellon Tax Managed Growth Fund (the "Tax Managed Growth Fund"), BNY Mellon Variable Investment Fund (the "Trust"), on behalf of Appreciation Portfolio, and BNY Mellon Worldwide Growth Fund, Inc. (the "Worldwide Growth Fund" and, together with the Appreciation Fund, Tax Managed Growth Fund and Appreciation Portfolio, each, a "Fund" and, collectively, the "Funds"), to be used at the Special Joint Meeting of Shareholders (the "Meeting") of each Fund to be held over the Internet in a virtual meeting format only on Tuesday, October 4, 2022 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Joint Meeting of Shareholders.

Shareholders of record as of the close of business on August 11, 2022 are entitled to receive notice of and to vote at the Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders can vote only on matters affecting the Fund(s) in which they hold shares. Shareholders of each Fund will vote as a single class on the proposal with respect to such Fund. Shareholders will not be able to attend the Meeting in person.

Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the proposal. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet. To be effective, such revocation must be received before your prior proxy is exercised at the Meeting. In addition, any shareholder who attends the Meeting virtually may vote by Internet during the Meeting, thereby canceling any proxy previously given.

Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 1 to this Joint Proxy Statement.

The approximate mailing date of this Joint Proxy Statement and the accompanying proxy card is August 25, 2022. Please note that only one copy of this Joint Proxy Statement will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. Your Fund will begin sending you individual copies promptly after receiving your request.

The principal executive offices of each Fund are located at 240 Greenwich Street, New York, New York 10286. Copies of each Fund's most recent Annual Report to Shareholders and, if applicable, Semi-Annual Report to Shareholders are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.im.bnymellon.com or calling toll-free 1-800-373-9387.

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IMPORTANT NOTICE REGARDING INTERNET

AVAILABILITY OF PROXY MATERIALS

THIS JOINT PROXY STATEMENT AND COPIES OF THE FUND'S MOST RECENT

ANNUAL REPORT TO SHAREHOLDERS AND, IF APPLICABLE, SEMI-ANNUAL Report TO SHAREHOLDERS ARE AVAILABLE AT

HTTPS://IM.BNYMELLON.COM/US/EN/INDIVIDUAL/RESOURCES/PROXY-MATERIALS.JSP

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PROPOSAl: approval of a new sub-investment advisory agreemEnt

Introduction

Fayez Sarofim & Co. ("Sarofim & Co.") currently serves as each Fund's sub-adviser pursuant to an interim sub-investment advisory agreement (the "Interim Sub-Advisory Agreement") with the Fund, with respect to the Appreciation Fund and Appreciation Portfolio, or with the Fund's investment adviser, BNYM Adviser, with respect to the Tax Managed Growth Fund and Worldwide Growth Fund, effective May 28, 2022 (the "Effective Date"). Sarofim & Co. has served as each Fund's sub-adviser since the Fund's inception.

Fayez Sarofim, the founder and controlling shareholder of Sarofim & Co., passed away on May 28, 2022. Mr. Sarofim's passing caused a "change in control" of Sarofim & Co. which triggered an assignment and automatic termination of the Funds' then-existing sub-investment advisory agreements with Sarofim & Co. (the "Prior Sub-Advisory Agreements"), pursuant to their terms and the applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). To enable Sarofim & Co. to continue to provide sub-investment advisory services to the Funds, BNYM Adviser recommended and the relevant Fund's Board, including a majority of the Board members who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund ("Independent Board Members"), approved the Interim Sub-Advisory Agreement, which did not require shareholder approval before it went into effect on the Effective Date, and a new sub-investment advisory agreement (the "New Sub-Advisory Agreement"), which requires approval by a majority of the relevant Fund's outstanding voting securities before it can go into effect. As to each Fund, as required under the 1940 Act, the Interim Sub-Advisory Agreement expires upon the earlier of 150 days after the Effective Date or upon shareholder approval and effectiveness of the New Sub-Advisory Agreement. Therefore, the Board has called the Meeting to seek shareholder approval of the New Sub-Advisory Agreements in order to ensure that Sarofim & Co. can provide uninterrupted service as sub-adviser to the Funds.

There will be no increase in the advisory fee payable by a Fund to BNYM Adviser and the sub-advisory fee payable by the Fund to Sarofim & Co., with respect to the Appreciation Fund and Appreciation Portfolio, or payable by BNYM Adviser to Sarofim & Co., with respect to the Tax Managed Growth Fund and Worldwide Growth Fund, under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement will be the same as that payable to Sarofim & Co. under the respective Prior Sub-Advisory Agreement for such Fund. As to each Fund, the New Sub-Advisory Agreement is substantially similar in material respects to the Prior Sub-Advisory Agreement and the Fund's investment strategy, management policies and portfolio managers (with the exception of Mr. Fayez Sarofim) will not change in connection with the implementation of the New Sub-Advisory Agreement. As to each Fund, BNYM Adviser and Sarofim & Co. have represented to the Board that there would be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the New Sub-Advisory Agreement. If approved by shareholders at the Meeting, the New Sub-Advisory Agreement will go into effect shortly thereafter.

If shareholders of a Fund do not approve the New Sub-Advisory Agreement for their Fund, Sarofim & Co. would no longer serve as that Fund's sub-adviser pursuant to the Interim Sub-Advisory Agreement and the Board would take such actions as it deems to be in the best interests of the Fund, which may include resubmitting the New Sub-Advisory Agreement to shareholders for approval or making other sub-advisory or portfolio management arrangements for the Fund.

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Information About BNYM Adviser and Sarofim & Co.

BNYM Adviser

BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as investment adviser to each Fund, subject to the supervision of the Board. Founded in 1947, BNYM Adviser manages approximately $305 billion in 117 mutual fund portfolios as of June 30, 2022. BNYM Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $43 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

BNYM Adviser provides management services to the Funds pursuant to separate agreements (each, a "Management Agreement") as follows: (i) an investment advisory agreement between the Appreciation Fund and BNYM Adviser, dated August 24, 1994, revised as of June 3, 2019; (ii) an investment management agreement between the Company, on behalf of the Tax Managed Growth Fund, and BNYM Adviser, dated April 4, 1994 (amended to include the Tax Managed Growth Fund as of October 23, 1997), revised as of June 3, 2019; (iii) an investment advisory agreement between the Trust, on behalf of the Appreciation Portfolio, and BNYM Adviser, dated August 24, 1994, revised as of June 3, 2019; and (iv) a management agreement between the Worldwide Growth Fund and BNYM Adviser, dated August 24, 1994, revised as of June 3, 2019. Pursuant to the Management Agreement, and subject to the supervision and approval of the Board, BNYM Adviser provides investment management of the respective Fund's portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information as from time to time in effect. The Management Agreements for the Tax Managed Growth Fund and Worldwide Growth Fund permit BNYM Adviser to enter into sub-investment advisory agreements with one or more sub-advisers; the Management Agreements for the Appreciation Fund and Appreciation Portfolio provide that the respective Fund intends to employ Sarofim & Co. to act as the Fund's sub-adviser.

The Management Agreement was last approved by the Board for a one-year continuance at a meeting held on August 18, 2021, with respect to the Appreciation Fund and Worldwide Growth Fund, March 2, 2022, with respect to the Tax Managed Growth Fund, and March 8-9, 2022, with respect to the Appreciation Portfolio (each, a "15(c) Meeting"), and by the respective Fund's shareholders on [________], with respect to the Appreciation Fund, Appreciation Portfolio and Worldwide Growth Fund, and, with respect to the Tax Managed Growth Fund, its sole shareholder on [________]. A discussion regarding the basis for the Board's approval of the continuance of the Management Agreement is available in the Appreciation Fund's and Worldwide Growth Fund's Annual Report for the fiscal year ended December 31, 2021 and October 31, 2021, respectively, and the Tax Managed Growth Fund's and Appreciation Portfolio's Semi-Annual Report for the six-months ended April 30, 2022 and June 30, 2021, respectively.

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Sarofim & Co.

Fayez Sarofim & Co., located at Two Houston Center, Suite 2907, 909 Fannin Street, Houston, Texas 77010, is a registered investment adviser founded in 1958. Sarofim & Co. managed approximately $21.1 billion in assets, which includes investment advisory services for the Funds having aggregate assets of approximately $3.1 billion as of June 30, 2022. At the time of his death, Mr. Sarofim owned 84% of the voting rights of The Sarofim Group, Inc. (the "Sarofim Group"), Sarofim & Co.'s holding company. Mr. Sarofim's 84% interest in the Sarofim Group was placed and is held in a voting trust with all four of Mr. Sarofim's surviving children, including Christopher Sarofim, as the potential beneficiaries of the voting trust. Christopher Sarofim is the Chairman (formerly, Vice Chairman) of Sarofim & Co. and continues as a director of the firm and serves as the trustee of the voting trust with authority to vote the 84% interest in the Sarofim Group. The remaining 16% interest in the Sarofim Group is held by members of Sarofim & Co.'s Investment Committee and other senior employees of the firm.

Sarofim & Co. has served as each Fund's sub-adviser since the Fund's inception. Currently, Sarofim & Co., subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of each Fund's investments, pursuant to the Interim Sub-Advisory Agreement which was approved by the Board on June 6, 2022 (the "June Meeting"). The Prior Sub-Advisory Agreement for each Fund was most recently reapproved by the Board for a one-year continuance at the respective 15(c) Meeting. A discussion regarding the basis for the Board's approval of the continuance of the Prior Sub-Advisory Agreement is available in the Appreciation Fund's and Worldwide Growth Fund's Annual Report for the fiscal year ended December 31, 2021 and October 31, 2021, respectively, and the Tax Managed Growth Fund's and Appreciation Portfolio's Semi-Annual Report for the six-months ended April 30, 2022 and June 30, 2021, respectively. As noted, the Prior Sub-Advisory Agreements terminated as of the Effective Date.

In selecting investments for a Fund's portfolio, Sarofim & Co. focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. Blue chip, multinational companies are large, established, globally managed companies that manufacture and distribute their products and services throughout the world. In choosing stocks, Sarofim & Co.'s investment professionals first identify economic sectors that they believe will expand over the next three to five years or longer. Using fundamental analysis, Sarofim & Co.'s investment professionals then seek companies within these sectors that have proven track records and dominant positions in their industries. Sarofim & Co. employs a "buy-and-hold" investment strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the Funds' trading costs and minimizes tax liability by limiting the distribution of capital gains. With respect to the Tax Managed Growth Fund, Sarofim & Co. employs a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital gains tax liabilities. For example, when selling securities, Sarofim & Co. generally will select those shares bought at the highest price to minimize capital gains. When this would produce short-term capital gains, however, Sarofim & Co. may sell those highest-cost shares with a long-term holding period. With respect to the Worldwide Growth Fund, Sarofim & Co. invests, under normal circumstances, at least 40% of the Fund's assets in companies that have significant exposure to the economies of countries other than the United States. These are companies that are organized or domiciled in a foreign country or have at least 50% of their assets outside the U.S. or at least 50% of their revenues or profits are from goods produced or sold, investments made, or services performed outside the United States. Sarofim & Co. has no current plans to change the manner in which investments are selected for the Funds' portfolios.

Each Fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Alan R. Christensen, Catherine Crain, Gentry Lee, Christopher Sarofim and Charles Sheedy, who are jointly and primarily responsible for managing the Funds' portfolios. The team is supported by Sarofim & Co.'s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co.

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The Investment Committee directs and monitors Sarofim & Co.'s internal, fundamental research efforts. The team of portfolio managers operates within the guidelines set by the Investment Committee. Mr. Christensen is the President and Head of Investment Risk of Sarofim & Co., where he has been employed since 2005, and oversees Sarofim & Co.'s marketing, client services, operations, and technology incentives. Ms. Crain is a Vice President and Director of Marketing and Client Services at Sarofim & Co., where she has been employed since 1993. Mr. Lee is the Chief Executive Officer and Chief Investment Officer of Sarofim & Co., where he has been employed since 1998, and is responsible for overseeing investment, client services and business operations. Mr. Christopher Sarofim is the Chairman of Sarofim & Co., where he has been employed since 1988. Mr. Sheedy is a Senior Vice President at Sarofim & Co., where he has been employed since 1971. The team of portfolio managers employed by Sarofim & Co. will continue to manage each Fund's portfolio, subject to shareholder approval of the New Sub-Advisory Agreement for the Fund.

The names and principal occupations of the principal executive officers of Sarofim & Co. are: Christopher Sarofim, Chairman of the Board; Gentry Lee, Chief Executive Officer and Chief Investment Officer; Alan R. Christensen, President; Raye White, Chief Compliance Officer; and Charles Sheedy, Senior Vice President. Each of whom is a member of Sarofim & Co.'s Executive Committee responsible for the day-to-day management and oversight of the operations of the firm. The address of each principal executive officer listed above, as it relates to the person's position with Sarofim & Co., is Two Houston Center, Suite 2907, 909 Fannin Street, Houston, Texas 77010.

None of the Board members has, or has had, any material interest in, or a material interest in a material transaction or proposed transaction with Sarofim & Co. since the beginning of a Fund's most recently completed fiscal year.

Advisory Fees

With respect to the Funds, for the services provided by BNYM Adviser and Sarofim & Co. under the relevant Management Agreement and Prior Sub-Advisory Agreement, respectively, each Fund has agreed to pay BNYM Adviser and, with respect to the Appreciation Fund and Appreciation Portfolio, Sarofim & Co., and BNYM Adviser has agreed to pay Sarofim & Co., with respect to the Tax Managed Growth Fund and Worldwide Growth Fund, out of the management fee it receives from such Fund, the fee set forth opposite the Fund's name in the following table. The table also sets forth the amount each such Fund paid BNYM Adviser and Sarofim & Co. or BNYM Adviser paid Sarofim & Co., as the case may be, for the Fund's last fiscal year.

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Fund	FEE PAYABLE AS % OF AVERAGE DAILY NET ASSETS	FEE PAYABLE FOR LAST FISCAL YEAR	REDUCTION IN FEE	NET FEE PAID FOR FISCAL YEAR $/%
Appreciation Fund	Fee payable by the Fund to BNYM Adviser .3325% Fee payable by Fund to Sarofim & Co. .2175%	Fee payable by the Fund to BNYM Adviser $8,029,543 Fee payable by the Fund to Sarofim & Co. $5,252,408	N/A	Net Fee Paid to BNYM Adviser $8,029,543/.3325% Net Fee Paid to Sarofim & Co. (by the Fund) $5,252,408/.2175%
Tax Managed Growth Fund	Fee payable by the Fund to BNYM Adviser .95% Fee payable by BNYM Adviser to Sarofim & Co. .2175%	Fee payable by the Fund to BNYM Adviser $1,348,945 Fee payable by BNYM Adviser to Sarofim & Co. $308,837	$11,406*	Net Fee Paid to BNYM Adviser $1,337,539/.94% Net Fee Paid to Sarofim & Co. (by BNYM Adviser) $308,837/.2175%
Appreciation Portfolio	Fee payable by the Fund to BNYM Adviser .5325% Fee payable by the Fund to Sarofim & Co. .2175%	Fee payable by the Fund to BNYM Adviser $2,313,219 Fee payable by the Fund to Sarofim & Co. $944,836	N/A	Net Fee Paid to BNYM Adviser $2,313,219/.5325% Net Fee Paid to Sarofim & Co. (by the Fund) $944,836/.2175%
Worldwide Growth Fund	Fee payable by the Fund to BNYM Adviser .75% Fee payable by BNYM Adviser to Sarofim & Co. .2175%	Fee payable by the Fund to BNYM Adviser $7,138,639 Fee payable by BNYM Adviser to Sarofim & Co. $2,068,531	N/A	Net Fee Paid to BNYM Adviser $7,138,639/.75% Net Fee Paid to Sarofim & Co. (by BNYM Adviser) $2,068,531/.2175%

___________________
* The Management Agreement for the Tax Managed Growth Fund provides that BNYM Adviser (1) pay all of the Fund's expenses, except management fees, Rule 12b-1 fees and certain other expenses, including the fees and expenses of the Independent Board Members and their counsel, and (2) reduce its fee pursuant to the Management Agreement in an amount equal to the Fund's allocable portion of the fees and expenses of the Independent Board Members and their counsel (in the amount of $11,406 for the last fiscal year).

New Sub-Advisory Agreement

The following discussion is a description of the material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement for the Appreciation Fund and Appreciation Portfolio is attached as Exhibit 1A and for the Tax Managed Growth Fund and Worldwide Growth Fund is attached as Exhibit 1B to this Joint Proxy Statement.

As is the case under the Prior Sub-Advisory Agreement with Sarofim & Co., as to each Fund, the New Sub-Advisory Agreement provides that, subject to the supervision and approval of BNYM Adviser and the Board, Sarofim & Co. will provide investment management of the Fund's portfolio. Sarofim & Co., among other duties, will obtain and provide investment research and supervise the Fund's investments and will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of

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the Fund's assets, including the placing of portfolio transactions for execution with either the issuer directly or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or other entities. Sarofim & Co. also will perform certain other administrative and compliance-related functions in connection with the management of the Fund's assets. In addition, proxies of companies whose shares are held by the Fund will be voted by Sarofim & Co. pursuant to proxy voting procedures approved by the BNYM Adviser. In accordance with the New Sub-Advisory Agreement and procedures adopted by the Board, Sarofim & Co. may effect Fund portfolio transactions through a broker affiliated with the Fund, BNYM Adviser, the Fund's principal underwriter or Sarofim & Co., and the affiliated broker may receive brokerage commissions in connection therewith as permitted by applicable law. As is the case under the Prior Sub-Advisory Agreement with Sarofim & Co., as to each Fund, the New Sub-Advisory Agreement provides that Sarofim & Co. shall exercise its best judgment in rendering the services to be provided pursuant to the New Sub-Advisory Agreement.

As to each Fund, the New Sub-Advisory Agreement is subject to annual approval by the Board, including a majority of the Independent Board Members. As to each Fund, the New Sub-Advisory Agreement is terminable without penalty by: (i) BNYM Adviser on not more than 60 days' notice to Sarofim & Co.; (ii) the Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to Sarofim & Co.; or (iii) Sarofim & Co. on not less than 90 days' notice to the Fund and BNYM Adviser. As to each Fund, the New Sub-Advisory Agreement provides that it will terminate automatically in the event of its "assignment" as such term is defined under the 1940 Act or the Investment Advisers Act of 1940, as amended. In addition, the New Sub-Advisory Agreement provides that it will terminate, as to the relevant Fund, if the Management Agreement terminates for any reason.

1a. With respect to the Appreciation Fund and Appreciation Portfolio, to approve the New Sub-Advisory Agreement between the Appreciation Fund and Sarofim & Co. and the Trust, on behalf of the Appreciation Portfolio, and Sarofim & Co., respectively.

The New Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Board Members, at an in-person Board meeting held on July 21, 2022 (the "July Meeting"), which was called, among other reasons, for the purpose of approving the New Sub-Advisory Agreement. If approved by Fund shareholders, the New Sub-Advisory Agreement for the Appreciation Fund and Appreciation Portfolio will continue until September 5, 2023 and March 31, 2023, respectively, and thereafter each agreement is subject to annual approval by the Board, including a majority of the Independent Board Members.

As to each of the Appreciation Fund and Appreciation Portfolio, the New Sub-Advisory Agreement is substantially similar in material respects to the Prior Sub-Advisory Agreement. Sarofim & Co., subject to BNYM Adviser's supervision, would provide investment advisory assistance and research and the day-to-day management of the Fund's investments. The annual fee payable to Sarofim & Co. by the Fund under the New Sub-Advisory Agreement is 0.2175% of the value of the respective Fund's average daily net assets, which is the same as the fee that was payable to Sarofim & Co. by the Fund under the Prior Sub-Advisory Agreement, and the scope of services that Sarofim & Co. is required to provide in managing the Fund's portfolio pursuant to the New Sub-Advisory Agreement is the same as the scope of services provided by Sarofim & Co. in managing the Fund's portfolio pursuant to the Prior Sub-Advisory Agreement.

The New Sub-Advisory Agreement provides, as did the Prior Sub-Advisory Agreement, that Sarofim & Co. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund (and the Trust with respect to the Appreciation Portfolio) or the Fund's shareholders, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Sarofim & Co.'s duties, or by reason of Sarofim & Co.'s reckless disregard of its obligations and duties, under the New Sub-Advisory

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Agreement. In addition, the New Sub-Advisory Agreement provides that Sarofim & Co. indemnify and hold harmless the Fund (and the Trust with respect to the Appreciation Portfolio) against certain losses, claims, damages, liabilities or litigation.

Sarofim & Co. will bear all expenses incurred by it in connection with the performance of its services under the New Sub-Advisory Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by BNYM Adviser) will be borne by the Fund.

1b. With respect to each of the Tax Managed Growth Fund and Worldwide Growth Fund, to approve the New Sub-Advisory Agreement between BNYM Adviser, on behalf of the Fund, and Sarofim & Co.

The New Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Board Members, at the July Meeting, which was called, among other reasons, for the purpose of approving the New Sub-Advisory Agreement. If approved by Fund shareholders, the New Sub-Advisory Agreement for the Tax Managed Growth Fund and Worldwide Growth Fund will continue until April 4, 2023 and September 5, 2023, respectively, and thereafter each agreement is subject to annual approval by the Board, including a majority of the Independent Board Members.

As to each of the Tax Managed Growth Fund and Worldwide Growth Fund, the New Sub-Advisory Agreement is substantially similar in material respects to the Prior Sub-Advisory Agreement. Sarofim & Co., subject to BNYM Adviser's supervision, would provide investment advisory assistance and research and the day-to-day management of the Fund's investments. The annual fee payable to Sarofim & Co. by BNYM Adviser under the New Sub-Advisory Agreement is 0.2175% of the value of the respective Fund's average daily net assets, which is the same as the fee that was payable to Sarofim & Co. by BNYM Adviser under the Prior Sub-Advisory Agreement, and the scope of services that Sarofim & Co. is required to provide in managing the Fund's portfolio pursuant to the New Sub-Advisory Agreement is the same as the scope of services provided by Sarofim & Co. in managing the Fund's portfolio pursuant to the Prior Sub-Advisory Agreement.

The New Sub-Advisory Agreement provides, as did the Prior Sub-Advisory Agreement, that Sarofim & Co. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund (and the Company with respect to the Tax Managed Growth Fund), the Fund's shareholders or BNYM Adviser, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Sarofim & Co.'s duties, or by reason of Sarofim & Co.'s reckless disregard of its obligations and duties, under the New Sub-Advisory Agreement. In addition, the New Sub-Advisory Agreement provides that Sarofim & Co. indemnify and hold harmless BNYM Adviser and the Fund (and the Company with respect to the Tax Managed Growth Fund), and that BNYM Adviser indemnify and hold harmless Sarofim & Co., against certain losses, claims, damages, liabilities or litigation.

Sarofim & Co. will be compensated by BNYM Adviser from the management fee that BNYM Adviser receives from the Fund. There will be no increase in the advisory fee paid by the Fund to BNYM Adviser as a consequence of the implementation of the New Sub-Advisory Agreement. Sarofim & Co. will bear all expenses incurred by it in connection with the performance of its services under the New Sub-Advisory Agreement.

Interim Sub-Advisory Agreement

To ensure that each Fund was provided with uninterrupted investment advisory services after the Effective Date, the Board, including a majority of the Independent Board Members, at the June Meeting approved the Interim Sub-Advisory Agreements, which became effective as of the Effective Date. As to

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each Fund, there are no material differences between the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement for such Fund, except for the term and termination provisions. In accordance with the requirements of Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement has a maximum term of 150 days from the Effective Date. The New Sub-Advisory Agreement will replace the Interim Sub-Advisory Agreement, with respect to the relevant Fund, if it is approved by Fund shareholders. If a Fund has not received sufficient shareholder votes to approve the New Sub-Advisory Agreement by the end of the 150-day period, the Board would take such actions as it deems to be in the best interests of the relevant Fund, which may include requesting that the Securities and Exchange Commission extend the 150-day period to enable the Fund to continue to solicit shareholders for approval of the New Sub-Advisory Agreement or making other sub-advisory or portfolio management arrangements for the Fund.

Considerations of the Board

At the July Meeting, the Board, including the Independent Board Members, discussed and approved, as to each Fund, the New Sub-Advisory Agreement with Sarofim & Co., pursuant to which Sarofim & Co. would continue to provide day-to-day management of the Fund's portfolio, and agreed to recommend that shareholders of the Fund approve the New Sub-Advisory Agreement. At the June Meeting, the Board discussed the Interim Sub-Advisory Agreement in connection with the automatic termination of the Prior Sub-Advisory Agreement and the Board, including the Independent Board Members, approved, as to each Fund, the Interim Sub-Advisory Agreement with Sarofim & Co. that went into effect as of the Effective Date. BNYM Adviser recommended the approval, as to each Fund, of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement at the respective meetings. The Board, including the Independent Board Members, considered information presented to them as part of the annual agreement review process at the 15(c) Meeting, as well as, in connection with the New Sub-Advisory Agreement, updated information about Sarofim & Co. received at the July Meeting, and concluded that approval of these agreements was in the best interests of each Fund and its shareholders.

The Prior Sub-Advisory Agreement, as to each Fund, was most recently reapproved by the Board at the respective 15(c) Meeting. At the 15(c) Meeting, the Independent Board Members requested and received information from BNYM Adviser and Sarofim & Co. they deemed reasonably necessary for their review of the Prior Sub-Advisory Agreement and the performance and services provided by Sarofim & Co. The information received by the Board included information related to the fees paid by the Fund to BNYM Adviser and Sarofim & Co., with respect to the Appreciation Fund and Appreciation Portfolio, and the fees paid by the Fund to BNYM Adviser and by BNYM Adviser to Sarofim & Co., with respect to the Tax Managed Growth Fund and Worldwide Growth Fund, among other items, in accordance with Section 15(c) of the 1940 Act. Management of BNYM Adviser believed that there were no material changes to the information presented at the 15(c) Meeting relevant to the Board's consideration of the New Sub-Advisory Agreement, other than the information about the change in control at Sarofim & Co. following the death of Mr. Sarofim as the firm's controlling shareholder. In addition, representatives of Sarofim & Co. confirmed that Sarofim & Co.'s new ownership structure was not expected to have a material impact on the nature, extent or quality of the investment advisory services that Sarofim & Co. currently provides to the Funds, and the persons responsible for portfolio management of the Fund under Sarofim & Co. were anticipated to remain (other than Mr. Fayez Sarofim) the same. It was also noted that the terms of the New Sub-Advisory Agreement were substantially similar in material respects to the respective Fund's Prior Sub-Advisory Agreement.

In connection with the July Meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and BNYM Adviser and Sarofim & Co. provided, materials relating to the change in control of Sarofim & Co. in connection with the Board's consideration of whether to approve the New Sub-Advisory Agreement for each Fund. This included a description of Sarofim & Co.'s new ownership structure and its anticipated effects on Sarofim & Co. and its business activities and personnel. The Board

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noted, as to each Fund, that the services provided under the New Sub-Advisory Agreement will be substantially identical to those provided under the Prior Sub-Advisory Agreement. In addition, the sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Prior Sub-Advisory Agreement. Management of BNYM Adviser and Sarofim & Co. represented that under the New Sub-Advisory Agreement there would be no diminution in services provided by Sarofim & Co. to the Funds or changes in the fees payable to BNYM Adviser or Sarofim & Co. The Board also considered the substance of discussions with representatives of BNYM Adviser and Sarofim & Co. at the 15(c) Meeting and at the July Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under state law and the 1940 Act.

In voting to approve the New Sub-Advisory Agreement, as to each Fund, the Board considered at the July Meeting whether the approval of the New Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below. At the June Meeting and the July Meeting, the Independent Board Members were represented by legal counsel that is independent of BNYM Adviser and Sarofim & Co. in connection with their consideration of approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. The factors discussed below were also considered by the Independent Board Members in executive sessions at the July Meeting during which such independent legal counsel provided guidance and a written description to the Independent Board Members of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements. Based on their discussions and considerations, including those described below, the Board, including the Independent Board Members, approved for each Fund the Interim Sub-Advisory Agreement at the June Meeting and the New Sub-Advisory Agreement at the July Meeting. It is currently anticipated that the New Sub-Advisory Agreement, if approved by shareholders, will be reviewed by the Board as part of its annual review of advisory arrangements for the relevant Fund as described above.

Nature, Extent and Quality of Services to be Provided under the New Sub-Advisory Agreement. At the 15(c) Meeting, as to the relevant Fund, the Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Sarofim & Co. under the Prior Sub-Advisory Agreement. The Board noted information received at regular meetings throughout the year related to the services rendered by Sarofim & Co. to the respective Fund, including the scope and quality of the investment management and other capabilities of Sarofim & Co. Based on such considerations, the Board concluded that the nature, extent and quality of the services provided by Sarofim & Co. were adequate and appropriate.

At the July Meeting, the Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the Funds by Sarofim & Co. under the New Sub-Advisory Agreement would not change as a result of Sarofim & Co.'s new ownership structure. The Board members discussed with management the portfolio management strategies of each Fund's portfolio managers and noted that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objective of the Fund as a result of Sarofim & Co.'s new ownership structure. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the Funds by Sarofim & Co., and the fact that the persons responsible for portfolio management (with the exception of Mr. Fayez Sarofim) were anticipated to remain the same. The Board also considered that the division of responsibilities between BNYM Adviser and Sarofim & Co. would remain the same as it was under the Prior Sub-Advisory Agreement. The Board members also considered the financial resources available to Sarofim & Co. The Funds' Chief Compliance Officer discussed the compliance infrastructure of Sarofim & Co. The Board also discussed the acceptability of the terms of the New Sub-Advisory Agreement.

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The Board concluded that, as to each Fund, the Fund will continue to benefit from the quality and experience of Sarofim & Co.'s investment professionals that will continue to provide services to the Fund under the New Sub-Advisory Agreement. Based on its consideration and review of the foregoing information, the Board concluded that, as to each Fund, it was satisfied with the nature, extent and quality of the sub-investment advisory services expected to be provided by Sarofim & Co.

Fund Investment Performance. The Board members considered, as to each Fund, the investment performance of Sarofim & Co. in managing the Fund's portfolio as a factor in evaluating the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. At the 15(c) Meeting, as to the relevant Fund, the Board received and reviewed reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent provider of investment company data, which included information comparing the Fund's performance with the performance of a group of funds selected by Broadridge as comparable to the Fund (the "Performance Group") and with a broader group of funds (the "Performance Universe"), all for various periods. It was noted that, while the Board has found the Broadridge data generally useful, the Board members recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. BNYM Adviser also provided a comparison of each Fund's calendar year total returns to the returns of the Fund's benchmark index. The Board concluded that it was generally satisfied with each Fund's overall performance.

At the July Meeting, the Board reviewed, as to each Fund, updated reports prepared by Broadridge which included information comparing the Fund's performance with its Performance Group and Performance Universe, all for various periods ended May 31, 2022. The Board discussed with representatives of BNYM Adviser and Sarofim & Co. the results of the comparisons and considered the Fund's performance in light of overall financial market conditions. Where the Fund's total return performance was below the median during one or more specified periods, the Board noted the explanations from BNYM Adviser and Sarofim & Co. concerning the Fund's relative performance versus the Performance Group or Performance Universe for such periods. Based on its review, as to each Fund, the Board concluded that it continued to be generally satisfied with the Fund's historical performance under Sarofim & Co.'s management.

The Board members discussed with representatives of BNYM Adviser and Sarofim & Co. that the investment strategies employed by Sarofim & Co. in the management of each Fund's assets are expected to remain the same under the New Sub-Advisory Agreement. The Board also considered the fact that the persons responsible for portfolio management of each Fund at Sarofim & Co. would remain (with the exception of Mr. Fayez Sarofim) the same. Based on its consideration and review of the foregoing, the Board concluded that, as to each Fund, these factors supported a decision to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

Sub-Advisory Fee and Expense Ratio. At the 15(c) Meeting, the Board reviewed and considered, as to the relevant Fund, the contractual management fee payable by the Fund to BNYM Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Fund to Sarofim & Co., with respect to the Appreciation Fund and Appreciation Portfolio, and by BNYM Adviser to Sarofim & Co., with respect to the Tax Managed Growth Fund and Worldwide Growth Fund, pursuant to the Prior Sub-Advisory Agreement, and the sub-investment advisory services provided by Sarofim & Co. As to each Fund, the Board considered the fee paid to Sarofim & Co. in relation to the fee paid to BNYM Adviser by the Fund and the respective services provided by Sarofim & Co. and BNYM Adviser. As to each Fund, the Board also reviewed reports prepared by Broadridge which included information comparing the Fund's actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the "Expense Group") and with a broader group of funds (the "Expense Universe"), the information for which was derived in part from fund financial statements

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available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board concluded that the fees paid to Sarofim & Co. were appropriate under the circumstances and in light of the factors and the totality of the services provided.

At the July Meeting, the Board considered, as to each Fund, the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be the same as that payable under the Prior Sub-Advisory Agreement for the Fund and that, with respect to the Tax Managed Growth Fund and Worldwide Growth Fund, the proposed fee would continue to be paid by BNYM Adviser and, thus, would not impact the fees paid by such Fund. As to each Fund, the Board reviewed updated reports prepared by Broadridge which included information comparing the Fund's actual and contractual management fees and total expenses with those of its Expense Group and Expense Universe, the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board determined that the advisory fees and other expenses were reasonable in light of the nature, extent and quality of the services to be provided to the Funds under the New Sub-Advisory Agreements. The Board concluded that, as to each Fund, the fees payable to Sarofim & Co. under the New Sub-Advisory Agreement continued to be appropriate under the circumstances and in light of the factors and the totality of the services expected to be provided.

Profitability. At the 15(c) Meeting, the Board received and considered, as to the relevant Fund, a profitability analysis of BNYM Adviser and its affiliates in providing services to the Fund, noting at the time that an analysis of profitability was more appropriate in the context of the Board's consideration of the Management Agreement. BNYM Adviser representatives reviewed the expenses allocated and profit received by BNYM Adviser and its affiliates and the resulting profitability percentage for managing each Fund and the aggregate profitability percentage to BNYM Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by BNYM Adviser and its affiliates.

At the July Meeting, the Board noted that, as to each Fund, the fee payable to Sarofim & Co. under the Prior Sub-Advisory Agreement was the same as that payable under the New Sub-Advisory Agreement and, thus, no material impact to profitability with respect to the Fund is expected as a result of Sarofim & Co.'s new ownership structure. Therefore, the Board determined that profitability of BNYM Adviser and its affiliates should not be excessive in light of the nature, extent and quality of the services to be provided to the Funds under the New Sub-Advisory Agreements. At the July Meeting, the Board received and considered, as to each Fund, a profitability analysis of Sarofim & Co. in providing services to the Fund and concluded that the profitability results were not excessive, given the services and service levels expected to be provided by Sarofim & Co. under New Sub-Advisory Agreement.

Economies of Scale. At the 15(c) Meeting, the Board discussed, as to the relevant Fund, any economies of scale or other efficiencies that may result from increases in a Fund's assets. The Board noted that there are various ways to share potential economies of scale with Fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders.

At the July Meeting, the Board noted that no material impact to the analysis of economies of scale is expected as a result of Sarofim & Co.'s new ownership structure and that, to the extent in the future it were determined that material economies of scale had not been shared with a Fund, the Board would seek to have those economies of scale shared with the Fund.

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Other Benefits to Sarofim & Co. At the 15(c) Meeting, the Board considered, as to the relevant Fund, potential benefits to BNYM Adviser and Sarofim & Co. from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the Fund's investments. The Board noted that Sarofim & Co. is required to select brokers who met the Funds' requirements for seeking best execution, and that BNYM Adviser monitors and evaluates Sarofim & Co.'s trade execution with respect to Fund brokerage transactions on a quarterly basis and provides reports to the Board on these matters. In light of the costs of providing investment management and other services to the Funds and Sarofim & Co.'s commitment to the Funds, any other ancillary benefits that Sarofim & Co. received were considered reasonable. At the July Meeting, the Board determined that any such ancillary benefits continued to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, as to each Fund, the Board, including a majority of the Independent Board Members, approved, and recommends that shareholders of the Fund approve, the New Sub-Advisory Agreement for the Fund.

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REQUIRED VOTE AND THE BOARD'S RECOMMENDATION

As to each Fund, the approval of the New Sub-Advisory Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, ALL, OR IN THE CASE OF THE COMPANY, A MAJORITY, OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, unanimously RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE New Sub-Advisory Agreement.

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VOTING INFORMATION

Proxies, Quorum and Voting at the Meeting

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal. If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for that Fund for purposes of determining the existence of a quorum for the transaction of business. Broker non-votes are not expected with respect to the proposal, because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies. Abstentions will not constitute a vote "FOR" the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.

Shares of the Appreciation Portfolio have been offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable

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life insurance policies (collectively referred to as the "Policies"). As the owner of all of the assets held in such separate accounts, the Participating Insurance Companies are the record owners of the Appreciation Portfolio's shares. However, pursuant to applicable laws, Fund shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners"). Participating Insurance Companies have agreed to solicit instructions from Policyowners holding shares of the Appreciation Portfolio in the relevant separate account as of the record date of the Meeting and to vote by proxy the shares at the Meeting according to such instructions. To be effective, voting instructions must be received by Participating Insurance Companies prior to the close of business on September 30, 2022. Such instructions may be revoked at any time prior to the Meeting either by written notice of revocation or another voting instructions form delivered to the relevant Participating Insurance Company. Participating Insurance Companies will vote by proxy (i) shares of the Appreciation Portfolio as to which no timely instructions are received, (ii) shares of the Appreciation Portfolio owned exclusively by the relevant Participating Insurance Company or its affiliates and (iii) shares of the Appreciation Portfolio held in the separate account representing charges imposed by the relevant Participating Insurance Company against the separate account in the same proportions as the voting instructions received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

With respect to the Appreciation Fund and Worldwide Growth Fund, 33-1/3% of the Fund's shares entitled to vote constitutes a quorum for the transaction of business at the Meeting; with respect to the Appreciation Portfolio, 30% of the Fund's shares entitled to vote constitutes a quorum for the transaction of business at the Meeting; and with respect to the Tax Managed Growth Fund, 50% of the Fund's shares entitled to vote constitutes a quorum for the transaction of business at the Meeting. Virtual attendance at the Meeting shall constitute in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting for a Fund, or if a quorum is present but sufficient votes to approve the proposal for the Fund are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting with respect to the proposal for a Fund, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of such Fund's shares eligible to vote that are represented at the Meeting virtually or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

With respect to BNYM Adviser-sponsored IRAs, the Individual Retirement Custodial Account Agreement governing the IRAs requires BNY Mellon, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other BNYM Adviser-sponsored IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the IRA shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNYM Adviser-sponsored IRA shareholders.

Methods of Solicitation and Expenses

The cost of preparing, printing and mailing this Joint Proxy Statement and the attached Notice of Special Joint Meeting of Shareholders and the accompanying proxy card(s), as well as the costs associated with the proxy solicitation, which is estimated to total approximately $915,000, will be borne by BNYM Adviser and/or Sarofim & Co. and not the Funds. In addition to the use of the mail, proxies may be solicited

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personally or by telephone, and BNYM Adviser and/or Sarofim & Co. may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. BNYM Adviser and/or Sarofim & Co. will retain AST Fund Solutions, LLC (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone. The cost of the Proxy Solicitor is estimated to be approximately $415,000, which amount is included in the estimated total expenses listed above.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Joint Proxy Statement and proxy card(s). Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting virtually.

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ADDITIONAL INFORMATION

Distributor, Custodian and Transfer and Dividend Disbursing Agent

BNY Mellon Securities Corporation ("BNYMSC"), a wholly-owned subsidiary of BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the distributor (i.e., principal underwriter) of each Fund's shares pursuant to a Distribution Agreement. BNYMSC receives no compensation for its services under the Distribution Agreement.

BNY Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the assets of each Fund pursuant to a custody agreement. For the respective Fund's most recent fiscal year, BNY Mellon charged the Appreciation Fund, Appreciation Portfolio and Worldwide Growth Fund 59,729, $18,105 and $44,166, respectively, pursuant to the custody agreement.

BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as each Fund's transfer and dividend disbursing agent. For the respective Fund's most recent fiscal year, BNY Mellon Transfer, Inc. charged the Appreciation Fund, Appreciation Portfolio and Worldwide Growth Fund $262,772, $2,077 and $94,632, respectively, for transfer agency services and cash management services.

Payments to Affiliated Brokers

As to each Fund, during the Fund's most recent fiscal year, the Fund did not pay any commissions to affiliated brokers.

Notice to Banks, Broker/Dealers and Voting Trustees and their Nominees

Please advise the relevant Fund(s), in care of BNY Mellon Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Joint Proxy

16

Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

* * *

OTHER MATTERS

The Board is not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

None of the Funds hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for their Fund's next shareholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting and meet certain other requirements. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in a Fund's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Fund of any such proposal. The fact that a Fund receives a shareholder proposal in a timely manner does not, however, ensure its inclusion in the Fund's proxy materials since there are other requirements in the proxy rules relating to such inclusion.

* * *

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: August [__], 2022

17

SCHEDULE 1

PERTAINING TO SHARE OWNERSHIP

Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those shareholders, if any, known by the Fund to own of record or beneficially 5% or more of a class of the Fund's outstanding voting securities (including series thereof) as of July 12, 2022.

Name of Fund/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNY Mellon Appreciation Fund, Inc. ̶ Investor Shares 40,810,644	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	7,003,204	17.16%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	3,399,618	8.33%
BNY Mellon Appreciation Fund, Inc. ̶ Class I 8,623,625	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	1,412,672	16.38%
	Morgan Stanley Smith Barney LLC 201 Plaza Two, 7th Floor Jersey City, NJ 07311	1,069,293	12.40%
	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	1,028,783	11.93%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	995,876	11.55%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	916,581	10.63%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	907,908	10.53%
	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	606,960	7.04%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	485,699	5.63%
	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	463,127	5.37%

18

Name of Fund/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNY Mellon Appreciation Fund, Inc. ̶ Class Y 4,374,853	Edward D. Jones & Company 12555 Manchester Road Saint Louis, MO 63131-3710	2,486,434	56.83%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	771,975	17.65%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	494,894	11.31%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	312,141	7.13%
	Matrix Trust Company 717 17th Street, Suite 1300 Denver, CO 80202-3304	236,181	5.40%
BNY Mellon Tax Managed Growth Fund ̶ Class A 2,897,263	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	454,789	15.70%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	347,841	12.01%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	314,955	10.87%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	216,006	7.46%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	186,261	6.43%
	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 39 New York, NY 10004-1901	152,467	5.26%
	Fayez Sarofim & Co. P.O. Box 52830 Houston, TX 77052-2830	144,885	5.00%
BNY Mellon Tax Managed Growth Fund ̶ Class C 133,280	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	53,041	39.80%
	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	16,081	12.07%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	12,112	9.09%

19

Name of Fund/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNY Mellon Tax Managed Growth Fund ̶ Class I 608,292	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	154,239	25.36%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	94,497	15.53%
	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	70,401	11.57%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	57,910	9.52%
	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	34,960	5.75%
	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	34,624	5.69%
	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	33,904	5.57%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	33,701	5.54%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	31,551	5.19%
BNY Mellon Variable Investment Fund ̶ Appreciation Portfolio ̶ Initial Shares 4,873,794	Transamerica Occidental Life Insurance 1150 South Olive Street, T-25-01 Los Angeles, CA 90015-2211	1,511,792	31.02%
	Transamerica Life Insurance Company 4333 Edgewood Road, NE MS 4410 Cedar Rapids, IA 52499-0001	524,898	10.77%
	Annuity Investors Life Insurance Company P.O. Box 5423 Cincinnati, OH 45201-5423	408,683	8.39%
	Protective Life Insurance Company 2801 Highway 280 South Birmingham, AL 35223	320,453	6.58%
	Farm Bureau Life Insurance Company 5400 University Avenue West Des Moines, IA 50266-5950	294,665	6.05%
	Kansas City Life Insurance Company P.O. Box 219139 Kansas City, MO 64121-9139	294,595	6.04%

20

Name of Fund/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Symetra Life Insurance Company P.O. Box 305156 Nashville, TN 37230-5156	287,133	5.89%
BNY Mellon Variable Investment Fund ̶ Appreciation Portfolio ̶ Service Shares 1,156,751	Ohio National Life Insurance Company P.O. Box 237 One Financial Way (45242) Cincinnati, OH 45201-0237	678,169	58.63%
	Security Distributors, Inc. 1 SW Security Benefit Place Topeka, KS 66636-1000	157,138	13.58%
	Pacific Life Insurance Company 700 Newport Center Drive Newport Beach, CA 92660-6397	111,970	9.68%
	Principal SEC Inc. P.O. Box 14597 Des Moines, IA 50306-3597	105,479	9.12%
BNY Mellon Worldwide Growth Fund, Inc. ̶ Class A 9,474,321	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	1,180,895	12.46%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	1,156,651	12.21%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	626,344	6.61%
	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 39 New York, NY 10004-1901	583,155	6.16%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	581,437	6.14%
BNY Mellon Worldwide Growth Fund, Inc. ̶ Class C 228,325	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 39 New York, NY 10004-1901	77,852	34.10%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	22,736	9.96%
	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	20,564	9.01%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	15,791	6.92%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14,676	6.43%
BNY Mellon Worldwide Growth Fund, Inc. ̶ Class I 3,975,323	State Street Bank & Trust 801 Pennsylvania Avenue Kansas City, MO 64105-1307	827,694	20.82%

21

Name of Fund/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	489,932	12.32%
	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	426,378	10.73%
	Morgan Stanley Smith Barney LLC 201 Plaza Two, 7th Floor Jersey City, NJ 07311	414,790	10.43%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	400,545	10.08%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	339,480	8.54%
BNY Mellon Worldwide Growth Fund, Inc. ̶ Class Y 524,583	Edward D. Jones & Company 12555 Manchester Road Saint Louis, MO 63131-3710	408,157	77.81%
	Great-West Trust Company LLC 8515 E Orchard Road 2t2 Greenwood Village, CO 80111	51,865	9.89%

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

As of July 12, 2022, Board members and officers of the Funds, as a group, owned less than 1% of each Fund's outstanding voting shares.

22

EXHIBIT 1A

FORM OF NEW SUB-ADVISORY AGREEMENT

[NAME OF FUND]

240 Greenwich Street

New York, New York 10286

[______], 202[_]

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, Texas 77010

Ladies and Gentlemen:

[Name of Fund] (the "Fund"), herewith confirms its agreement with you as follows:

The Fund desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the Fund's Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund employs BNY Mellon Investment Adviser, Inc. (the "Adviser") to act as the Fund's investment adviser pursuant to a written agreement with the Fund (the "Investment Advisory Agreement"), a copy of which has been furnished to you. The Fund desires to retain you, and you hereby agree to accept such retention, as the Fund's sub-investment adviser as of the date set forth above (the "Effective Date").

In connection with your serving as sub-investment adviser to the Fund, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

Subject to the supervision and approval of the Adviser and the Fund's Board, you will provide investment management of the Fund's portfolio in accordance with (i) the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect and provided to you by the Adviser; (ii) any applicable procedures or policies adopted or approved by the Adviser or the Fund's Board with respect to the Fund as from time to time in effect, or in any supplements thereto, and furnished in writing to you; (iii) the requirements applicable to registered investment companies under applicable laws, including without limitation the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder applicable to qualification as a "regulated investment company"; and (iv) any written instructions which the Adviser or the Fund's Board may issue to you from time to time; provided, however, that you shall not be bound by any update, modification or amendment of such documents or other procedures or policies of the Fund or the Adviser unless and until you have been given notice thereof in accordance with this Agreement and have been provided with a copy of such update, modification or amendment. In connection with your duties

A-1

hereunder, you (a) will obtain and provide investment research and supervise the Fund's investments and (b) will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets, including the placing of portfolio transactions for execution either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or others. You agree that, in placing any orders with selected brokers and dealers, you will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation and in accordance with applicable securities laws, you, in your discretion, may purchase and sell portfolio securities from and to brokers and dealers who provide the Fund, the Adviser's other clients, or your other clients with research, analysis, advice and similar services. You may cause the Fund to pay to brokers and dealers, in return for such research and analysis, a higher commission than may be charged by other brokers and dealers, subject to your good faith determination that such commission is reasonable in terms either of the particular transaction or of your overall responsibility to the Fund and your other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term and, if applicable, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. Such authorization is subject to termination at any time by the Fund's Board for any reason. In addition, you are authorized to allocate purchase and sale orders for portfolio securities to brokers and dealers that are affiliated with you, the Adviser, the Fund's principal underwriter or any other sub-investment adviser to the Fund if you believe that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Fund's Rule 17e-1 procedures as they may be provided to you by the Adviser from time to time. In no instance may portfolio securities be purchased from or sold to you, the Adviser, the Fund's principal underwriter, any other sub-investment adviser to the Fund or any person affiliated with you, the Adviser, the Fund's principal underwriter, any other sub-investment adviser to the Fund or the Fund, except in accordance with the applicable securities laws and the rules and regulations thereunder, including Rules 17a-7 and 17a-10 under the Investment Company Act and any exemptive order then currently in effect. The Adviser will periodically provide you with a list of the affiliates of the Adviser, the Fund's principal underwriter or the Fund to which investment or trading restrictions apply, and will specifically identify in writing (a) all publicly traded companies in which the Fund may not invest, together with ticker symbols for all such companies, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Fund.

Proxies of companies whose shares are held by the Fund shall be voted as described in the Fund's Prospectus and Statement of Additional Information, and you shall assume responsibility for the voting of such proxies pursuant to proxy voting procedures approved by the Adviser. You are authorized and agree to act on behalf of the Fund with respect to any reorganizations, exchange offers and other voluntary corporate actions in connection with securities held by the Fund in such manner as you deem advisable, unless the Fund or the Adviser otherwise specifically directs in writing. You shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping or custody of the Fund's assets. The Adviser will furnish you with copies of the Fund's Prospectus, Statement of Additional Information and shareholder reports. You will be provided the opportunity to review and approve any description of you and your investment process set forth in the Fund's Prospectus, Statement of Additional Information and shareholder reports. The Adviser also will furnish you with copies of Prospectus or Statement of Additional Information supplements that disclose any changes to the Fund's investment objective, policies, strategies or restrictions.

A-2

You will furnish to the Adviser or the Fund such information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Adviser or the Fund may reasonably request. The Fund and the Adviser wish to be informed of important developments materially affecting the Fund's portfolio and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose. In connection therewith, you will notify the Adviser if you become aware of any bankruptcy proceedings, securities litigation class actions or settlements affecting the investments which the Fund holds or, at a time relevant to such proceeding, class action or settlement, has held. Upon reasonable request, you will make available your officers and employees, including the portfolio managers named in the Fund's Prospectus and/or Statement of Additional Information, to meet with the Fund's Board and/or the Adviser to review the Fund's assets.

You will maintain all required books and records with respect to the securities transactions of the Fund in accordance with all applicable laws, and in compliance with the requirements of the rules under Section 31 of the Investment Company Act, and will furnish the Fund's Board and the Adviser with such periodic and special reports as the Fund's Board or the Adviser reasonably may request. You hereby agree that all records which you maintain for the Fund or the Adviser are the property of the Fund or the Adviser, and agree to preserve for the periods prescribed by applicable law any records which you maintain for the Fund or the Adviser and which are required to be maintained, and further agree to surrender promptly to the Fund or the Adviser any records which you maintain for the Fund or the Adviser upon request by the Fund or the Adviser, provided that you shall have reasonable opportunity to create and maintain copies of applicable records.

You agree to comply with applicable laws, rules and regulations, including the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and the Investment Company Act. You will promptly notify the Fund's Chief Compliance Officer (a) in the event the Securities and Exchange Commission or other governmental authority has censured you, placed limitations upon your activities, functions or operations, suspended or revoked your registration, as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; or (b) upon becoming aware of any material fact relating to you that is not contained in the Fund's Prospectus or Statement of Additional Information, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. Upon request, and in accordance with the scope of your obligations and responsibilities contained in this Agreement, you will provide reasonable assistance to the Fund in connection with the Fund's compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the Investment Company Act. Such assistance shall include, but not be limited to, (i) providing the Fund's Chief Compliance Officer upon request with copies of your compliance policies and procedures; (ii) certifying periodically, upon the request of the Fund's Chief Compliance Officer, that you are in compliance with all applicable "federal securities laws," as required by Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act; (iii) facilitating and cooperating with the Fund's Chief Compliance Officer to evaluate the effectiveness of your compliance controls; (iv) providing the Fund's Chief Compliance Officer with direct access to your compliance personnel; (v) providing the Fund's Chief Compliance Officer with periodic reports; and (vi) promptly providing the Fund's Chief Compliance Officer with special reports in the event of material compliance violations. Upon request, you will provide certifications to the Fund, in a form satisfactory to the Fund, to be relied upon by the Fund's officers certifying the Fund's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act.

A-3

In consideration of services rendered pursuant to this Agreement, the Fund will pay you, on the first business day of each month, a fee at the annual rate of .2175 of 1% of the value of the Fund's average daily net assets, calculated daily and paid monthly. The fee for the period from the Effective Date to the end of the month thereof shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement. For the purpose of calculating the fee payable to you, the value of the Fund's net assets shall be computed in the manner specified in the Fund's then-current Prospectus and Statement of Additional Information for the computation of the value of the Fund's net assets.

Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. You agree to monitor the Fund's assets and to notify the Adviser on any day that you determine that a significant event has occurred with respect to one or more securities held in the Fund's assets that would materially affect the value of such securities (provided that you shall not be responsible for providing information based on valuations provided by third party services which value securities based upon changes in one or more broad-based indices). At the request of the Adviser or the Fund's Valuation Committee, you agree to provide additional reasonable assistance to the Adviser, the Fund's Valuation Committee and the Fund's pricing agents in valuing the Fund's assets, including in connection with fair value pricing of the Fund's assets.

You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not the Adviser's or your officers, directors or employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholder reports and meetings, costs of preparing and printing prospectuses and statements of additional information, and any extraordinary expenses. It is understood that certain stockholder servicing, administration and/or distribution expenses to be incurred in connection with the Fund's shares will be paid pursuant to a Service Plan adopted in accordance with rules promulgated under Section 12 of the Investment Company Act.

The Fund understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more other investment companies, private funds or other pooled investment vehicles and fiduciary or other managed accounts (collectively, the "accounts"), and the Fund has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more accounts managed by you and which have available funds for investment in the case of a purchase, the available securities will be allocated in a manner believed by you to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

A-4

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

You shall exercise your best judgment in rendering the services to be provided hereunder, and the Fund agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Fund or the Fund's shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

You shall indemnify and hold harmless the Fund against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) ("Losses") to which the Fund becomes subject arising out of or based on any untrue statement of a material fact contained in the Prospectus and/or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to you that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by you to the Adviser or the Fund for use therein.

This Agreement shall continue automatically for successive annual periods ending on [________] of each year, provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board or by vote of holders of a majority of the Fund's outstanding voting securities, or, upon not less than 90 days' notice, by you. This Agreement also will terminate automatically in the event of its assignment (as defined in the Investment Company Act or the Investment Advisers Act) and you shall be notified by the Fund, or you shall notify the Fund, as applicable, as soon as reasonably practicable and as permissible under applicable law or agreement. In addition, notwithstanding anything herein to the contrary, if the Investment Advisory Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Investment Advisory Agreement terminates.

The Fund acknowledges that it has received and has had an opportunity to read a copy of your Form ADV Part 2A (the "Brochure") and a copy of the Form ADV Part 2B with respect to your personnel with the most significant responsibility for providing advisory services to the Fund (the "Brochure Supplement"). The Fund agrees that the Brochure and Brochure Supplement, as well as other client communications, may be transmitted to the Fund electronically.

The Fund has claimed an exclusion from the definition of a Commodity Pool Operator pursuant to CFTC Rule 4.5 (the "CPO Exclusion") and you shall not manage the Fund's assets in a manner that would cause the Fund to not qualify for the CPO Exclusion until otherwise notified by the Fund. In the event that

A-5

the Fund no longer relies on the CPO Exclusion and you intend to rely on CFTC Rule 4.7, unless advised by the Adviser to the contrary, the Fund represents that it is a "qualified eligible person" under the rule, consents to being treated as an exempt account under the rule, and acknowledges the legend set forth above its signature below.

No party to this Agreement will disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever, except as expressly authorized in this Agreement or, with respect to you, as may reasonably be required to execute transactions on behalf of the Fund. The parties will keep confidential any non-public information obtained directly as a result of this service relationship; provided that the Fund may make any disclosure to the Adviser, or the Fund's legal counsel or auditors or other service providers to the Fund, as the Fund's Board may reasonably determine necessary in its sole discretion; provided that no such information may be used for any trading or investment purposes unrelated to management of the Fund. Notwithstanding the foregoing, any party may disclose such non-public information if (a) such information is or hereafter otherwise is known by the receiving party or has been disclosed, directly or indirectly, to others or becomes ascertainable from public or published information or trade sources, (b) if such disclosure is required by applicable federal, state or other law or regulation, (c) if such disclosure is required or requested by regulatory authorities or judicial process, (d) such disclosure is reasonably required by legal counsel or auditors of the party (or of the Adviser) in connection with the performance of their professional services, or (e) as may otherwise be contemplated by this Agreement. You shall not disclose information regarding characteristics of the Fund's assets, trading history, portfolio holdings, performance information or any other related information to any third party, except in compliance with the Fund's policies on disclosure of portfolio holdings or as required by applicable law or regulation.

No provision of this Agreement may be changed, waived or discharged unless signed in writing by the parties hereto. This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act or the Investment Advisers Act. This Agreement may be executed in several counterparts, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement. Nothing in this Agreement shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived. If any one or more of the provisions of this Agreement shall be held contrary to express law or against public policy, or shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. The rights of indemnification herein shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law and shall survive termination of this Agreement.

Unless otherwise provided herein or agreed to in writing by the parties, all notices or instructions permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier, facsimile or electronically and addressed to (or delivered to) the respective party at the address set forth above or at such other address or addresses as shall be specified, in each case, in a notice similarly given. Each party may rely upon any notice from the other party or other communication reasonably believed by the receiving party to be genuine.

This Agreement contains all of the terms agreed upon or made by the parties relating to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, negotiations,

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correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

[NAME OF FUND]

By: ___________________________________ Name: Title:
Accepted:

FAYEZ SAROFIM & CO.

By: ___________________________________ Name: Title:

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EXHIBIT 1B

FORM OF NEW SUB-ADVISORY AGREEMENT

BNY MELLON INVESTMENT ADVISER, INC.

240 Greenwich Street

New York, New York 10286

[______], 202[_]

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, Texas 77010

Ladies and Gentlemen:

[Name of Fund] (the "Fund") desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the Fund's Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board of Directors. The Fund employs BNY Mellon Investment Adviser, Inc. (the "Adviser") to act as the Fund's investment adviser pursuant to a written agreement with the Fund (the "Management Agreement"), a copy of which has been furnished to you. The Adviser is authorized to and desires to retain you, and you hereby agree to accept such retention, to act as the Fund's sub-investment adviser as of the date set forth above (the "Effective Date").

In connection with your serving as sub-investment adviser to the Fund, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

Subject to the supervision and approval of the Adviser and the Fund's Board of Directors, you will provide investment management of the Fund's portfolio in accordance with (i) the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect and provided to you by the Adviser; (ii) any applicable procedures or policies adopted or approved by the Adviser or the Fund's Board with respect to the Fund as from time to time in effect, or in any supplements thereto, and furnished in writing to you; (iii) the requirements applicable to registered investment companies under applicable laws, including without limitation the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, and the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and the rules and regulations thereunder applicable to qualification as a "regulated investment company"; and (iv) any written instructions which the Adviser or the Fund's Board may issue to you from time to time; provided, however, that you shall not be bound by any update, modification or amendment of such documents or other procedures or policies of the Fund or the Adviser unless and until you have been given notice thereof in accordance with this Agreement and have been provided with a copy of such update,

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modification or amendment. With respect to the foregoing, the Adviser will seek to provide you with prior notice of any update, modification or amendment of such documents or other procedures or policies of the Fund or the Adviser that is reasonably sufficient to provide you with the time necessary to make any changes to the Fund's portfolio that are required to comply with such procedures or policies in an orderly manner. In connection with your duties hereunder, you (a) will obtain and provide investment research and supervise the Fund's investments and (b) will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets, including the placing of portfolio transactions for execution either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or others. You agree that, in placing any orders with selected brokers and dealers, you will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation and in accordance with applicable securities laws, you, in your discretion, may purchase and sell portfolio securities from and to brokers and dealers who provide the Fund, the Adviser's other clients, or your other clients with research, analysis, advice and similar services. You may cause the Fund to pay to brokers and dealers, in return for such research and analysis, a higher commission than may be charged by other brokers and dealers, subject to your good faith determination that such commission is reasonable in terms either of the particular transaction or of your overall responsibility to the Fund and your other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term and, if applicable, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. Such authorization is subject to termination at any time by the Fund's Board for any reason. In addition, you are authorized to allocate purchase and sale orders for portfolio securities to brokers and dealers that are affiliated with you, the Adviser, the Fund's principal underwriter or any other sub-investment adviser to the Fund if you believe that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Fund's Rule 17e-1 procedures as they may be provided to you by the Adviser from time to time. In no instance may portfolio securities be purchased from or sold to you, the Adviser, the Fund's principal underwriter, any other sub-investment adviser to the Fund or any person affiliated with you, the Adviser, the Fund's principal underwriter, any other sub-investment adviser to the Fund or the Fund, except in accordance with the applicable securities laws and the rules and regulations thereunder, including Rules 17a-7 and 17a-10 under the Investment Company Act and any exemptive order then currently in effect. The Adviser will periodically provide you with a list of the affiliates of the Adviser, the Fund's principal underwriter or the Fund to which investment or trading restrictions apply, and will specifically identify in writing (a) all publicly traded companies in which the Fund may not invest, together with ticker symbols for all such companies, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Fund.

Proxies of companies whose shares are held by the Fund shall be voted as described in the Fund's Prospectus and Statement of Additional Information, and you shall assume responsibility for the voting of such proxies pursuant to proxy voting procedures approved by the Adviser. You are authorized and agree to act on behalf of the Fund with respect to any reorganizations, exchange offers and other voluntary corporate actions in connection with securities held by the Fund in such manner as you deem advisable, unless the Fund or the Adviser otherwise specifically directs in writing. You shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping or custody of the Fund's assets. The Adviser shall furnish you with copies of the Fund's Prospectus, Statement of Additional Information and shareholder reports. You will be provided the opportunity to review and approve any description of you and your investment process set forth in the Fund's Prospectus, Statement of Additional Information and shareholder reports. The Adviser also will furnish you with copies of Prospectus or

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Statement of Additional Information supplements that disclose any changes to the Fund's investment objective, policies, strategies or restrictions.

You will furnish to the Adviser or the Fund such information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Adviser or the Fund may reasonably request. The Fund and the Adviser wish to be informed of important developments materially affecting the Fund's portfolio and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose. In connection therewith, you will notify the Adviser if you become aware of any bankruptcy proceedings, securities litigation class actions or settlements affecting the investments which the Fund holds or, at a time relevant to such proceeding, class action or settlement, has held. Upon reasonable request, you will make available your officers and employees, including the portfolio managers named in the Fund's Prospectus and/or Statement of Additional Information, to meet with the Fund's Board and/or the Adviser to review the Fund's assets.

You will maintain all required books and records with respect to the securities transactions of the Fund in accordance with all applicable laws, and in compliance with the requirements of the rules under Section 31 of the Investment Company Act, and will furnish the Fund's Board and the Adviser with such periodic and special reports as the Fund's Board or the Adviser reasonably may request. You hereby agree that all records which you maintain for the Fund or the Adviser are the property of the Fund or the Adviser, and agree to preserve for the periods prescribed by applicable law any records which you maintain for the Fund or the Adviser and which are required to be maintained, and further agree to surrender promptly to the Fund or the Adviser any records which you maintain for the Fund or the Adviser upon request by the Fund or the Adviser, provided that you shall have reasonable opportunity to create and maintain copies of applicable records.

The Adviser and you each agree to comply with applicable laws, rules and regulations, including the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and the Investment Company Act. You will promptly notify the Fund's Chief Compliance Officer (a) in the event the Securities and Exchange Commission or other governmental authority has censured you, placed limitations upon your activities, functions or operations, suspended or revoked your registration, as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; or (b) upon becoming aware of any material fact relating to you that is not contained in the Fund's Prospectus or Statement of Additional Information, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. Upon request, and in accordance with the scope of your obligations and responsibilities contained in this Agreement, you will provide reasonable assistance to the Fund in connection with the Fund's compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the Investment Company Act. Such assistance shall include, but not be limited to, (i) providing the Fund's Chief Compliance Officer upon request with copies of your compliance policies and procedures; (ii) certifying periodically, upon the request of the Fund's Chief Compliance Officer, that you are in compliance with all applicable "federal securities laws," as required by Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act; (iii) facilitating and cooperating with the Fund's Chief Compliance Officer to evaluate the effectiveness of your compliance controls; (iv) providing the Fund's Chief Compliance Officer with direct access to your compliance personnel; (v) providing the Fund's Chief Compliance Officer with periodic reports; and (vi) promptly providing the Fund's Chief Compliance Officer with special reports in the event of material compliance

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violations. Upon request, you will provide certifications to the Fund, in a form satisfactory to the Fund, to be relied upon by the Fund's officers certifying the Fund's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act.

In consideration of services rendered pursuant to this Agreement, the Adviser will pay you, on the first business day of each month, out of the management fee it receives and only to the extent thereof, a fee at the annual rate of .2175 of 1% of the value of the Fund's average daily net assets, calculated daily and paid monthly. The fee for the period from the Effective Date to the end of the month thereof shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement. For the purpose of calculating the fee payable to you, the value of the Fund's net assets shall be computed in the manner specified in the Fund's then-current Prospectus and Statement of Additional Information for the computation of the value of the Fund's net assets.

Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. You agree to monitor the Fund's assets and to notify the Adviser on any day that you determine that a significant event has occurred with respect to one or more securities held in the Fund's assets that would materially affect the value of such securities (provided that you shall not be responsible for providing information based on valuations provided by third party services which value securities based upon changes in one or more broad-based indices). At the request of the Adviser or the Fund's Valuation Committee, you agree to provide additional reasonable assistance to the Adviser, the Fund's Valuation Committee and the Fund's pricing agents in valuing the Fund's assets, including in connection with fair value pricing of the Fund's assets.

You will bear all expenses in connection with your performance of your services under this Agreement, and you will not be obligated to bear, directly or indirectly, any expenses incurred by others, including the Adviser. All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, loan commitment fees, brokerage fees and commissions, if any, fees of Directors who are not the Adviser's or your officers, directors or employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses and statements of additional information, costs of stockholders' reports and meetings, and any extraordinary expenses.

If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Adviser may deduct from the fees to be paid hereunder, or you will bear such excess expense on a pro-rata basis with the Adviser, in the proportion that the sub-advisory fee payable

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to you pursuant to this Agreement bears to the fee payable to the Adviser pursuant to the Management Agreement, to the extent required by state law. Your obligation pursuant hereto will be limited to the amount of your fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

The Adviser understands that in entering into this Agreement you have relied upon the inducements made by the Fund to you under the Management Agreement. The Adviser also understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more other investment companies, private funds or other pooled investment vehicles and fiduciary or other managed accounts (collectively, the "accounts"), and the Adviser has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more accounts managed by you and which have available funds for investment in the case of a purchase, the available securities will be allocated in a manner believed by you to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund or the Fund's shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder. In no event will you have any responsibility for any portion of the Fund's assets not managed by you or for the acts or omissions of the Adviser or any other sub-investment adviser to the Fund. In particular, in the event that you manage only a segment of the Fund's assets, you shall have no responsibility for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole, or for the Fund failing to qualify as a regulated investment company under the Internal Revenue Code, if the securities and other holdings of the segment of the Fund's assets managed by you are such that your segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Fund or a separate regulated investment company under the Internal Revenue Code, unless such violation was due to your failure to comply with written guidelines adopted by the Fund or the Adviser and provided to you.

You shall indemnify and hold harmless the Adviser and the Fund against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) ("Losses") to which the Adviser or the Fund become subject arising out of or based on any untrue statement of a material fact contained in the Prospectus and/or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to you that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by you to the Adviser or the Fund for use therein. The Adviser shall indemnify you and hold you harmless against any and all Losses

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to which you may become subject arising out of or based on any untrue statement of a material fact contained in the Prospectus and/or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by you to the Adviser or the Fund for use therein.

This Agreement shall continue automatically for successive annual periods ending on [_______] of each year, provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Directors who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty (i) by the Adviser on not more than 60 days' notice to you, (ii) by the Fund's Board of Directors or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to you, or (iii) by you upon not less than 90 days' notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the Investment Company Act or the Investment Advisers Act) and you shall be notified by the Fund and the Adviser, or you shall notify the Fund and the Adviser, as applicable, as soon as reasonably practicable and as permissible under applicable law or agreement. In addition, notwithstanding anything herein to the contrary, if the Management Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Management Agreement terminates.

The Adviser acknowledges that it has received and has had an opportunity to read a copy of your Form ADV Part 2A (the "Brochure") and a copy of the Form ADV Part 2B with respect to your personnel with the most significant responsibility for providing advisory services to the Fund (the "Brochure Supplement"). The Adviser agrees that the Brochure and Brochure Supplement, as well as other client communications, may be transmitted to the Adviser electronically.

The Adviser, on behalf of the Fund, has claimed an exclusion from the definition of a Commodity Pool Operator pursuant to CFTC Rule 4.5 (the "CPO Exclusion") and you shall not manage the Fund's assets in a manner that would cause the Fund to not qualify for the CPO Exclusion until otherwise notified by the Adviser on behalf of the Fund. In the event that the Fund no longer relies on the CPO Exclusion and you intend to rely on CFTC Rule 4.7, unless advised by the Adviser to the contrary, the Adviser represents that the Fund is a "qualified eligible person" under the rule, consents to the Fund being treated as an exempt account under the rule, and acknowledges the legend set forth above its signature below. In addition, the Adviser represents to you that it is registered as a Commodity Pool Operator and is a member of the National Futures Association in such capacity, to the extent required by the nature of its activities, and you represent to the Adviser that you are registered as a Commodity Trading Advisor and are a member of the National Futures Association in such capacity.

No party to this Agreement will disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever, except as expressly authorized in this Agreement or, with respect to you, as may reasonably be required to execute transactions on behalf of the Fund or, with respect to the Adviser, as may reasonably be required to provide its services to the Fund. The parties will keep confidential any non-public information obtained directly as a result of this service relationship; provided

A-13

that the Adviser may make any disclosure to its affiliates, the Fund, or the Fund's Board, legal counsel or auditors or other service providers to the Fund, as the Adviser may reasonably determine necessary in its sole discretion; provided that no such information may be used for any trading or investment purposes unrelated to management of the Fund. Notwithstanding the foregoing, any party may disclose such non-public information if (a) such information is or hereafter otherwise is known by the receiving party or has been disclosed, directly or indirectly, to others or becomes ascertainable from public or published information or trade sources, (b) if such disclosure is required by applicable federal, state or other law or regulation, (c) if such disclosure is required or requested by regulatory authorities or judicial process, (d) such disclosure is reasonably required by legal counsel or auditors of the party (or of the Fund, the Fund's Board or affiliates of the Adviser) in connection with the performance of their professional services, or (e) as may otherwise be contemplated by this Agreement. You shall not disclose information regarding characteristics of the Fund's assets, trading history, portfolio holdings, performance information or any other related information to any third party, except in compliance with the Fund's policies on disclosure of portfolio holdings or as required by applicable law or regulation.

No provision of this Agreement may be changed, waived or discharged unless signed in writing by the parties hereto. This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act or the Investment Advisers Act. This Agreement may be executed in several counterparts, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement. Nothing in this Agreement shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived. If any one or more of the provisions of this Agreement shall be held contrary to express law or against public policy, or shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. The rights of indemnification herein shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law and shall survive termination of this Agreement.

The Fund is expressly made a third party beneficiary of this Agreement, having rights to the same extent as though the Fund was a party to this Agreement.

Unless otherwise provided herein or agreed to in writing by the parties, all notices or instructions permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier, facsimile or electronically and addressed to (or delivered to) the respective party at the address set forth above or at such other address or addresses as shall be specified, in each case, in a notice similarly given. Each party may rely upon any notice from the other party or other communication reasonably believed by the receiving party to be genuine.

This Agreement contains all of the terms agreed upon or made by the parties relating to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS

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BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

BNY MELLON INVESTMENT ADVISER, INC.

By:___________________________________ Name: Title:
Accepted:

FAYEZ SAROFIM & CO.

By:___________________________________ Name: Title:

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[PARTICIPATING INSURANCE COMPANY]

Appreciation Portfolio

(A Series of BNY Mellon Variable Investment Fund)

The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the "Policies") offered by the indicated insurance company (the "Participating Insurance Company") hereby instructs the Participating Insurance Company to vote as indicated herein all of the shares of beneficial interest of Appreciation Portfolio (the "Fund"), a series of BNY Mellon Variable Investment Fund (the "Trust"), held in each separate account attributable to the Policies at the close of business on August 11, 2022, at a Special Joint Meeting of Shareholders to be held over the Internet in a virtual meeting format only at 10:00 a.m., Eastern time, on Tuesday, October 4, 2022, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement for the meeting.

IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL SHOWN ON THE REVERSE SIDE.

If you fail to return this Voting Instruction Form, the Participating Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Policyowners in the separate account.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

TO GIVE VOTING INSTRUCTIONS, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

-------------------------------------------------------------------------------------------------------------------------------

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED.

BNY Mellon Variable Investment Fund

APPRECIATION PORTFOLIO

1.	To approve a new sub-investment advisory agreement between BNY Mellon Variable Investment Fund, on behalf of Appreciation Portfolio, and Fayez Sarofim & Co.
FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any postponement or adjournment thereof, as described in the Joint Proxy Statement.

Sign, Date and Return the Voting Instruction Form Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this voting instruction form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this voting instruction form, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Joint Proxy Statement is acknowledged

_____________________________       _______      ______________________ ________

Signature (Please Sign Within Box)    Date          Signature (Joint Owners)          Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting:

The Notice and Joint Proxy Statement are available at https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp.

Appreciation Portfolio

(A Series of BNY Mellon Variable Investment Fund)

The undersigned shareholder of Appreciation Portfolio (the "Fund"), a series of BNY Mellon Variable Investment Fund (the "Trust"), hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on August 11, 2022, at a Special Joint Meeting of Shareholders to be held over the Internet in a virtual meeting format only at 10:00 a.m., Eastern time, on Tuesday, October 4, 2022, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement for the meeting.

The meeting will be conducted exclusively online via live webcast. Shareholders may request the meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address, your control number found on this enclosed proxy card, your intent to attend the virtual meeting and "Appreciation Portfolio" in the subject line. The meeting will begin promptly at 10:00 a.m., Eastern time. The Fund encourages you to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

SCAN TO
View Materials & Vote >

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

---------------------------------------------------------------------------------------------------------------------

BNY Mellon Variable Investment Fund

APPRECIATION PORTFOLIO

3.	To approve a new sub-investment advisory agreement between BNY Mellon Variable Investment Fund, on behalf of Appreciation Portfolio, and Fayez Sarofim & Co.
FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any postponement or adjournment thereof, as described in the Joint Proxy Statement.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Joint Proxy Statement is acknowledged.

_____________________________       _______ ______________________ ________

Signature (Please Sign Within Box)   Date         Signature (Joint Owners)      Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting:

The Notice and Joint Proxy Statement are available at https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp.

BNY Mellon APPRECIATION Fund, INC.

The undersigned shareholder of BNY Mellon Appreciation Fund, Inc. (the "Fund") hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on August 11, 2022, at a Special Joint Meeting of Shareholders to be held over the Internet in a virtual meeting format only at 10:00 a.m., Eastern time, on Tuesday, October 4, 2022, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement for the meeting.

The meeting will be conducted exclusively online via live webcast. Shareholders may request the meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address, your control number found on this enclosed proxy card, your intent to attend the virtual meeting and "BNY Mellon Appreciation Fund, Inc." in the subject line. The meeting will begin promptly at 10:00 a.m., Eastern time. The Fund encourages you to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED "FOR" THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

SCAN TO
View Materials & Vote >

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

---------------------------------------------------------------------------------------------------------------------

BNY Mellon APPRECIATION Fund, INC.

5.	To approve a new sub-investment advisory agreement between BNY Mellon Appreciation Fund, Inc. and Fayez Sarofim & Co.
FOR	AGAINST	ABSTAIN
☐	☐	☐

6.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any postponement or adjournment thereof, as described in the Joint Proxy Statement.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Joint Proxy Statement is acknowledged.

_____________________________        _______ ______________________ ________

Signature (Please Sign Within Box) Date          Signature (Joint Owners)        Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting:

The Notice and Joint Proxy Statement are available at https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp.

BNY Mellon TAX MANAGED GROWTH Fund

(A Series of BNY Mellon Investment Funds IV, Inc.)

The undersigned shareholder of BNY Mellon Tax Managed Growth Fund (the "Fund"), a series of BNY Mellon Investment Funds IV, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on August 11, 2022, at a Special Joint Meeting of Shareholders to be held over the Internet in a virtual meeting format only at 10:00 a.m., Eastern time, on Tuesday, October 4, 2022, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement for the meeting.

The meeting will be conducted exclusively online via live webcast. Shareholders may request the meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address, your control number found on this enclosed proxy card, your intent to attend the virtual meeting and "BNY Mellon Tax Managed Growth Fund" in the subject line. The meeting will begin promptly at 10:00 a.m., Eastern time. The Fund encourages you to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED "FOR" THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

SCAN TO
View Materials & Vote >

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

---------------------------------------------------------------------------------------------------------------------

BNY Mellon Tax MANAGED GROWTH Fund

7.	To approve a new sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc., on behalf of BNY Mellon Tax Managed Growth Fund, and Fayez Sarofim & Co.
FOR	AGAINST	ABSTAIN
☐	☐	☐

8.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any postponement or adjournment thereof, as described in the Joint Proxy Statement.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Joint Proxy Statement is acknowledged.

_____________________________       _______ ______________________ ________

Signature (Please Sign Within Box) Date        Signature (Joint Owners)         Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting:

The Notice and Joint Proxy Statement are available at https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp.

BNY Mellon Worldwide GROWTH Fund, INC.

The undersigned shareholder of BNY Mellon Worldwide Growth Fund, Inc. (the "Fund") hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on August 11, 2022, at a Special Joint Meeting of Shareholders to be held over the Internet in a virtual meeting format only at 10:00 a.m., Eastern time, on Tuesday, October 4, 2022, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement for the meeting.

The meeting will be conducted exclusively online via live webcast. Shareholders may request the meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address, your control number found on this enclosed proxy card, your intent to attend the virtual meeting and "BNY Mellon Worldwide Growth Fund, Inc." in the subject line. The meeting will begin promptly at 10:00 a.m., Eastern time. The Fund encourages you to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED "FOR" THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

SCAN TO
View Materials & Vote >

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

---------------------------------------------------------------------------------------------------------------------

BNY Mellon Worldwide GROWTH Fund

9.	To approve a new sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc., on behalf of BNY Mellon Worldwide Growth Fund, Inc., and Fayez Sarofim & Co.
FOR	AGAINST	ABSTAIN
☐	☐	☐

10.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any postponement or adjournment thereof, as described in the Joint Proxy Statement.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Joint Proxy Statement is acknowledged.

_____________________________       _______ ______________________ ________

Signature (Please Sign Within Box) Date         Signature (Joint Owners)        Date